UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2007

Crown Castle International Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16441 (Commission File Number)	76-0470458 (IRS Employer Identification Number)

510 Bering Drive
Suite 600
Houston, TX 77057
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 26, 2007, Crown Castle Operating Company (“Borrower”), a subsidiary of Crown Castle International Corp. (“Company”), and the Company entered into a term loan joinder (“Term Loan Joinder”) with the lenders named therein, pursuant to which such lenders agreed to provide the Borrower with a $600 million senior secured term loan (“Term Loan”) under the Borrower’s existing credit facility (“Credit Facility”) dated as of January 9, 2007.

The Credit Facility now provides for aggregate commitments of $850 million, consisting of (i) a $250 million senior secured revolving credit facility (“Revolving Facility”), which will mature on January 8, 2008, and (ii) the Term Loan, which will mature on January 26, 2014.

Borrowings under the Term Loan bear interest at a rate per annum, at the Borrower’s election, equal to the prime rate of The Royal Bank of Scotland plc plus 1.00% or LIBOR plus 2.00%. Interest on prime rate loans is due monthly, while interest on LIBOR loans is due at the end of the interest period (one, two, three or six months) for which such LIBOR rate is in effect.

The guarantees, security provisions, events of default and covenants of the Term Loan are the same as those of the Revolving Facility under the Credit Facility.

On January 19, 2007, the Company entered into a stock purchase agreement (“Stock Purchase Agreement”) with certain investment funds affiliates with Fortress Investment Group LLC, Greenhill Capital Partners, LLC and certain of its affiliate investment funds and certain investment funds affiliated with Abrams Capital (collectively, “Stockholders”), pursuant to which the Company agreed to purchase 17,713,819 shares of its common stock from the Stockholders (“Stock Repurchase”). On January 26, 2007, the Company used the proceeds of the Term Loan to consummate the Stock Repurchase.

The above summary of the Term Loan Joinder, the Credit Facility and the Stock Purchase Agreement is qualified in its entirety be reference to the complete terms and provisions of the Term Loan Joinder filed herewith as Exhibit 10.1, the Credit Facility previously filed by the Company on Form 8-K on January 11, 2007, and the Stock Purchase Agreement previously filed by the Company on Form 8-K on January 23, 2007.

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01, which is incorporated by reference.

ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No	Description
10.1
Term Loan Joinder, dated January 26, 2007, among Crown Castle International Corp., Crown Castle Operating Company, the lenders named therein, and The Royal Bank of Scotland plc, as administrative agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

Date: January 29, 2007	By:	/s/ E. Blake Hawk
Name: E. Blake Hawk
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No	Description
10.1
Term Loan Joinder, dated January 26, 2007, among Crown Castle International Corp., Crown Castle Operating Company, the lenders named therein, and The Royal Bank of Scotland plc, as administrative agent